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                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               QUESTA OIL & GAS CO.
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:



    2) Aggregate number of securities to which transaction applies:



    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



    4) Proposed maximum aggregate value of transaction:





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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:



    2)   Form, Schedule or Registration No.:



    3)   Filing Party:



    4)   Date Filed:








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                              QUESTA OIL & GAS CO.
                                 7030 Yale Ave.
                                    Suite 700
                           Tulsa, Oklahoma 74136-5718
                                 (918) 494-6055

                           NOTICE OF ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD JUNE 4, 1998

To the Shareholders:

         Notice is hereby given that the annual meeting of the shareholders of Questa Oil & Gas Co. (the "Company") will be at 7030 South Yale Avenue, Suite 700, Tulsa, Oklahoma, 74136-5718 on June 4, 1998, at 10:00 A.M., for the
following purposes:

         (1) to elect the directors who shall constitute the Company's Board of Directors for the ensuing year;

     (2) to ratify the appointment of Magree Rausch & Shelton as the Company's independent accountants for the fiscal year ending December 31, 1998; to transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of May 1, 1998, there were 1,920,392 shares of the Company's Common Stock issued and outstanding.

                              QUESTA OIL & GAS CO.


May 4, 1998                            By Warren L. Meeks
                                         ----------------
                                          President


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN THE PROXY CARD.

TO SAVE THE COST OF FURTHER SOLICITATION PLEASE MAIL YOUR PROXY CARD PROMPTLY.

                              QUESTA OIL & GAS CO.
                                 7030 Yale Ave.
                                    Suite 700
                           Tulsa, Oklahoma 74136-5718
                                 (918)-494-6055

                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the annual meeting of shareholders to be held on June 4, 1998, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about May 4, 1998.

         There is one class of capital stock outstanding. Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of Common Stock voting in person or represented by proxy is required to elect directors and to approve the other proposals to come before the meeting. Cumulative voting in the election of directors is not permitted. The adoption of any other proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of March 31, 1998, information with respect to the only persons owning beneficially 5% or more of the outstanding Common Stock and the number and percentage of outstanding shares owned by each director and officer and by the officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of Common Stock. The shares owned by the Company's officers and directors have been adjusted to give effect to stock splits approved by the Company's shareholders in February 1998, the net effect of which was a two-for-one foward split.

                                       Number of             Percent of
Name and Address                         Shares  (1)           Class    (3)
----------------                       ---------            -----------

Warren L.Meeks                         590,814                  30.5%
8629 So. Darlington
Tulsa, OK 74137 (1)

Alan W. Meeks                          469,250                  24.3%
11020 S. Richmond
Tulsa, OK  74137 (2)



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                                       Number of             Percent of
Name and Address                         Shares  (1)           Class    (3)
----------------                       ---------            -----------

Lowell C. Sund                          36,000                   1.9%
3087 Owens Court
Lakewood, CO 80215

Bruce L. Strudevant                     20,400                   1.0%
505 Wrangler Road
Castle Rock, Co 80104

Donald A. Towner                         5,750                   0.3%
1517 E. 34th Street
Tulsa, OK 74105

S. Alex Sund                                --                  --
519 Washington Avenue
Golden, CO 80403

 All Officers and Directors
as a Group (Six Persons)             1,122,214                  58.0%

(1) Includes 272,500 shares owned of record by Faith J. Meeks, the wife of Warren L. Meeks, and 26,114 shares owned by American Petro Mangement, Inc. for which Warren L. Meeks is deemed to be the beneficial owner.

ELECTION OF DIRECTORS

         Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the directors listed below to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

         All nominees have consented to serve if elected. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

         The Company's present officers and directors are as follows:

    Name                       Age               Position

    Warren L. Meeks             71       President, Director
    Alan W. Meeks               44       Vice President, Director
    Lowell C. Sund              77       Secretary, Director
    Donald A. Towner            44       Controller, Treasurer
    Bruce L. Sturdevant         75       Director
    S. Alex Sund                28       Director

         Warren Meeks, Alan Meeks and Donald Towner devote their full time to the affairs of the Company. Lowell C. Sund, Bruce L. Sturdevant and S. Alex Sund devote such time as is necessary to the affairs of the Company.

         The following sets forth certain background information concerning the Company's officers and directors:

     Warren L. Meeks has been a President and a Director of the Company since 1981. Mr. Meeks was Treasurer of Brent Exploration, Inc. in Denver, Colorado from 1978 to 1981. From 1975 to 1978, he was Treasurer of Anderson Petroleum, Inc. and Anderson Resources, Inc. Prior to his association with Anderson Petroleum and Anderson Resources, Mr. Meeks served for 18 years in various capacities with Apache Corporation. Mr. Meeks received his Bachelor of Science degree in business administration from the University of Tulsa.

         Alan W. Meeks has served as an officer and director of the Company since 1981. He was employed as an exploration and development geologist for Indian Well Oil Company in Tulsa, Oklahoma from 1979 to 1981. From 1977 to 1979, he was an exploration and development geologist for Apache Corporation. Mr. Meeks received his Bachelor of Science degree in geology from the University of Tulsa. Alan Meeks is the son of Warren Meeks.

         Lowell C. Sund has served as an officer and director of the Company since 1981. In 1982, Mr. Sund retired as Director, Executive Vice-President and Secretary of Adolph Coors Company where he had been employed since 1947.

     Donald A. Towner has been Controller/Treasurer for the Company since September 1989. Mr. Towner was the Accounting Manager for Utica National Bank and Trust Co. in Tulsa, Oklahoma form 1987 to 1989. Prior to that he was Revenue Accounting Manager for Cotton Petroleum Corporation in Tulsa, Oklahoma. Mr. Towner received his Bachelor of Science degree in Accounting from California State University, Fresno.

     Bruce L. Sturdevant has been a Director of the Company since 1984. Mr. Sturdevant has also been a Partner Emeritus of the consulting engineering firm of R.W. Beck & Associates, Denver, Colorado since 1969. From 1948 to 1969, he was employed by Stanley Consultants, Inc., rising to the position of Vice-President and Director. Mr. Sturdevant received his Bachelor of Science degree in mechanical engineering from the University of Iowa.

     S. Alex Sund was appointed as Director of the Company on March 11, 1998. Mr. Sund graduated from the University of Denver in 1992 with a B.A. in communication and in 1993 with a M.B.A. in marketing. Currently he serves as Vice President and General Manager of Colorado Health, Inc. Colorado Health operates General Nutrition Center franchise stores in Boulder, Colorado and Scottsdale, Arizona. S. Alex Sund is the grandson of Lowell C. Sund.

         The Company's Board of Directors met four times during the year ending December 31, 1997. All of the Directors attended each of these meetings. Effective March 11, 1998 the Company formed an Audit Committee comprised of Warren Meeks, Alex Sund and Bruce Sturdevant. The purpose of the Audit Committee is to review and approve the selection of the Company's auditors, review the Company's financial statements with the Company's independent auditors, and review and discuss the independent auditor's management letter relating to the Company's internal accounting controls.

Executive Compensation

         The following table sets forth information relating to the compensation paid by the Company to its Chief Executive Officer and any other Officer who received more than $100,000 in annual cash conpensation from the Company during the past fiscal year.


                       Annual Compensation
                                                                   All
                                                       Other       Other
                                                       Annual      Com-
Name and                                               Compen-     pensa-
Principal          Fiscal    Salary        Bonus       sation      tion
Position            Year       (1)          (2)          (3)         (4)
---------          ------    -------      -------      -------     -----

Warren Meeks        1997   $104,820      $20,000       $4,709      $12,496
President           1996    $99,240           --       $1,781      $11,800
                    1995    $99,740       $5,000       $2,681      $11,489

Alan Meeks          1997   $100,200      $20,000       $2,335      $11,981
Vice-President      1996    $94,800           --       $1,279      $11,306
                    1995    $90,300       $5,000       $2,999      $10,973

(1) The dollar value of base salary (cash and non-cash) received.

(2) The dollar value of bonus (cash and non-cash) received.

(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represent automobile allowances.

(4) All other compensation received that the Company could not properly report in any other column of the Table including annual Company contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by, or on behalf of, the Company with respect to term life insurance for the benefit of the named executive officer, and the full dollar value of the remainder of the premiums paid by, or on behalf of, the Company. In case of Warren Meeks, the amount represents Company contributions to a 401(k) pension plan ($9,289-1995, $9,400-1996, $10,096-1997) and directors fees ($2,200-1995, $2,400-1996,
$2,400-1997). In case of Alan Meeks, the amount represents Company contributions to a 401(k) pension plan ($8,773-1995, $8,906-1996, $9,581-1997) and directors fees ($2,200-1995, $2,400-1996, $2,400-1997).

         The number of shares of the Company's common stock, owned by the officers included in the table above, as of December 31, 1997, and the value of such shares at such date, based upon the market price of the Company's common stock are shown below. Dividends may be paid on shares of restricted stock owned by the Company's officers and directors, although the Company has no plans to pay dividends. The number and value of the shares in the table have been adjusted for stock splits, the net effect of which was a two-for-one foward split, approved by the Company's shareholders in February 1998.

         Name                    Shares               Value

         Warren Meeks             590,814          $2,806,000
         Alan Meeks               469,250          $2,229,000

Employee Pension, Profit Sharing or Other Retirement Plans

         Effective August 1, 1992, the Company adopted a defined contribution profit sharing plan with a 401(k) provision. The plan calls for discretionary contributions to be made by the employer. The plan also allows elective deferrals by plan participants of up to 10 % of their annual salary. Elective deferrals are matched with Company contributions of up to 6 % of each participant's compensation. Contributions to this plan and plan expenses totaled approximately $31,000 during 1995, 1996 and 1997. Other than the plan described above, the Company does not have a defined benefit, pension, profit sharing or retirement plan.

Compensation of Directors

         Standard Arrangements. The Company pays each directors $300 for each meeting of the Board of Directors which the director personally attends and a quarterly retainer fee of $300. The Company has no standard agreement pursuant to which directors of the Company are otherwise compensated for any services provided as a director or for committee participation or special assignments.

         Other Arrangements. During the year ended December 31, 1997, and except as disclosed above, no director of the Company received any form of compensation from the Company.

Employment Contracts

         The Company does not have any employment contracts with any of its officers.

Stock Options

         The Company does not have any stock options or stock bonus plans. The Company has not granted any stock options, stock appreciation rights or any similiar security to any current officer or director of the Company.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Magree Rausch & Shelton, independent certified public accountants, to audit the books and records of the Company for the 1998 fiscal year. Magree Rausch & Shelton served as the the Company's independent public accountants for the fiscal year ended December 31, 1997. A representative of Magree Rausch & Shelton is not expected to be present at the shareholders' meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the year ending December 31, 1997 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

         Any shareholder proposal which may properly be included in the proxy solicitation material for the 1999 annual meeting of shareholders must be received by the Secretary of the Company no later than February 1, 1999.

GENERAL

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company's annual report, including financial statements for the 1997 fiscal year, is included in this mailing.

         Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                              QUESTA OIL & GAS CO.

                         This Proxy is Solicited by the Board of Directors

         The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held June 4, 1998, 10:00 A.M. local time, at the officers of the Company, 7030 S. Yale, Suite 700, Tulsa Oklahoma, and hereby appoints Warren Meeks and/or Alan W. Meeks with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The abovenamed Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

    (1) To elect the directors who shall constitute the Company's Board of Directors for the ensuing year.


         /  /   FOR all nominees listed below (except as marked to the contrary below)

                   (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)


        /  /   WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Warren L. Meeks, Alan W. Meeks, Lowell C. Sund, Bruce L. Sturdevant,
 S. Alex Sund


    (2) To ratify the appointment of Magree Rausch & Shelton as the Company's independent accounts for the fiscal year ending December 31, 1998.

                         / / FOR / / AGAINST / / ABSTAIN

         To transact such other business as may properly come before the meeting.

                          THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED
AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2.

                                   Dated this_______ day of____________ , 1998.



_______________________________________-
(Signature)



_______________________________________
(Signature)



                          Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.


                          Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                              Hart & Trinen L.L.P.
                                Attorneys at Law

                             1624 Washington Street
                             Denver, Colorado 80203
                                  303-839-0061
                               303-839-5414 (fax)

                                 April 14, 1998


Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C.  20549

         Re:  Questa Oil & Gas Co.
              Commission File No. 0-9965


         On behalf of the above-captioned Company, enclosed herewith please find a copy of the Company's Definitive Proxy Statement and proxy. These materials will be mailed to the security holders of the Company on May 4, 1998.

                                  Very truly yours,

                                  HART & TRINEN, L.L.P.


                                  By William T. Hart

WTH:sa
Enclosures